Supplement Dated August 12, 2008 to your Prospectus

The Board of Trustees of Van Kampen Funds has approved a name change to the Van Kampen Pace Fund into the Van Kampen Capital Growth Fund.  Shareholders voted in favor of this change July 22, 2008 and it became effective at the close of the New York Stock Exchange on July 30, 2008.

As a result, if any of your Participant Account value is allocated the Van Kampen Pace Fund Sub-Account, that amount will be merged into the Van Kampen Capital Growth Fund Sub-Account.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the Van Kampen Pace Fund Sub-Account, that allocation will be directed to the Van Kampen Capital Growth Fund Sub-Account after the close of trading on the New York Stock Exchange on July 30, 2008.  If you are enrolled in any Asset Rebalancing Program with allocations to the Van Kampen Pace Fund Sub-Account, your program enrollment will be merged into the Van Kampen Capital Growth Fund Sub-Account as of the close of the New York Stock exchange on July 30, 2008.

In addition, after the close of trading on the New York Stock Exchange on July 30, 2008, future Contributions with allocations to the Van Kampen Pace Fund Sub-Account will be directed to the Van Kampen Capital Growth Fund Sub-Account.  Upon completion of the merger, the Van Kampen Pace Fund Sub-Account will no longer be available and all references to the Van Kampen Pace Fund in the prospectus will be deleted.

Van Kampen Capital Growth Fund (formerly Van Kampen Pace Fund) will maintain its current objectives and strategy and its current performance history.

The following paragraph under the sub-section entitled “Investment Advisers” under the section entitled “The Funds” describing Van Kampen Asset Management as the investment adviser to the Van Kampen Funds will remain the same:

This supplement should be retained with the prospectus for future reference.